UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016

CIFC LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction
of incorporation)

1-37674	36-4814372
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 4th Floor

New York, New York 10177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 624-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

As previously disclosed, CIFC LLC (the “Company”), entered into an Agreement and Plan of Merger, dated August 19, 2016 (the “Merger Agreement”), with F.A.B. Holdings I LP (“Parent”) and CIFC Acquisition, LLC, a wholly owned subsidiary of Parent (“Merger Sub”). On November 21, 2016 (the “Closing Date”), pursuant to the terms and subject to the conditions of the Merger Agreement and in accordance with the laws of the State of Delaware, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger, each common share, par value $0.001 per share, of the Company (“Company Common Shares”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), was converted into the right to receive $11.36 in cash (the “Merger Consideration”), without interest, other than certain excluded shares and Company Common Shares held by a holder who has properly exercised dissenters’ rights with respect to such Company Common Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware.

The foregoing summary description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2016 which is incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer or Listing.

As a result of the transactions described in Item 2.01 hereof, which description is incorporated herein by reference, the Company (i) notified NASDAQ of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Trading of Company Common Shares on NASDAQ was suspended as of the close of business on November 21, 2016.  The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act be suspended.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01                                           Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), all of the directors of the Company ceased to be directors of the Company as of the Effective Time. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the directors of the Company will be Stephen Vaccaro, Oliver Wriedt, Shahzad Shahbaz, Dalinc Ariburnu and Nizar Al-Bassam.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Amended and Restated Limited Liability Company Agreement of the Company was amended and restated in its entirety as the Second Amended and Restated Limited Liability Company Agreement of the Company, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
3.1	The Second Amended and Restated Limited Liability Company Agreement of CIFC LLC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC LLC

Date: November 21, 2016	By:	/s/ Rahul N. Agarwal
	Name:	Rahul N. Agarwal
	Title:	Chief Financial Officer